UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 23, 2004


                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                      000-06425             87-0284979
--------------------------------       ------------        -------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

              808 East Utah Valley Drive
                  American Fork, Utah                       84003
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)

                                 (801) 492-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 23, 2004, Sento Corporation ("Company") entered into an employment agreement effective October 1, 2004, with Patrick O'Neal, its Chief Executive Officer and a Director, that provides for continued service in his current capacities for a period of three calendar years, concluding on October 1, 2007. The term of the agreement will automatically extend for successive one-year periods unless a notice of non-extension is given by either party at least 180 days prior to the expiration of the then-current term. The agreement provides for a base salary, an incentive bonus plan, an award of options to purchase 25,000 shares of the Company's common stock, and participation in the Company's employee benefit plans consistent with and similar to such plans provided to its employees generally. Mr. O'Neal has also agreed to certain confidentiality and noncompetition provisions. In the event his employment is terminated by the Company "without cause," by Mr. O'Neal "for good reason," or by either party upon a change in control of the Company, he shall be entitled to receive an amount equal to one half of his then-current annual salary. The agreement also provides payment provisions in the event of Mr. O'Neal's death or disability.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                     Title of Document                      Location
-------------- --------------------------------------------------- -------------

     10        Material Contracts
-------------- --------------------------------------------------- -------------
    10.01      Employment Agreement Effective as of                Attached
               October 1, 2004, between Sento Corporation and Patrick O'Neal


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SENTO CORPORATION


Date: November 24, 2004                              By /s/ Anthony Sansone
                                                        ------------------------
                                                        Anthony Sansone,
                                                        Chief Financial Officer

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